Pension and Postretirement Benefits - Schedule of Amounts Recognized in Accumulated Other Comprehensive Income (Detail) (Pension plans [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Pension plans [Member]
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Net gain	$ (36,344)	$ (50,052)
Prior service cost	9,790	8,021
Translation difference	631	(1,315)
Total amount recognised in AOCI	$ (25,923)	$ (43,346)